UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

451 Creamery Way

Exton, Pennsylvania  19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 610-524-7272
_____________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control.  Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

 The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

 Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.  For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2016, Omega Flex, Inc. (the “Company”) issued a press release reporting its results for the twelve months and three months ended December 31, 2015.  A copy of the earnings release issued by the Company with respect to these matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in the earnings release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Such information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references such information.

ITEM 7.01. REGULATION FD DISCLOSURE

The information included in Item 2.02 of this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS

(a)  none

(b)  none

(c)  The following document is filed herewith as an exhibit to this Form 8-K:

Exhibit 99.1 - Earnings Release

SIGNATURES

 In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.

(Registrant)

Date: February 17, 2016	By: /s/ Kevin R. Hoben

Kevin R. Hoben
President and Chief Executive Officer